SECURITIES AND EXCHANGE COMMISSION

                      Washington, D. C. 20549

                           _____________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934


Date of earliest event
  reported:  May 19, 2004


                      American Airlines, Inc.
      (Exact name of registrant as specified in its charter)


         Delaware                 1-2691                 13-1502798
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                     Identification No.)


 4333 Amon Carter Blvd.      Fort Worth, Texas           76155
  (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)








Item 5.   Other Events

American  Airlines,  Inc. (the Company) announced  today  (May  19,
2004) that the Company's Board of Directors named Gerard J. Arpey (formerly its President and Chief Executive Officer) as its Chairman. Mr. Arpey's new title will be Chairman, President and Chief Executive Officer. Edward A. Brennan, formerly the Company's Chairman, will return to his role as the Lead Director of the Company's Board of Directors.




                             SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary





Dated:  May 19, 2004